UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 7, 2006

Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas		75235-1611
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 7, 2006, Southwest Airlines Co. announced that Mike Van de Ven, currently Executive Vice President of Aircraft Operations, will become the Company’s new Executive Vice President and Chief of Operations, effective Sept. 1, 2006. As Executive Vice President and Chief of Operations, Van de Ven, 44, will oversee all operating departments at Southwest Airlines, including Ground Operations; Inflight and Provisioning; Flight Operations; Maintenance and Engineering; Flight Dispatch; and Safety, FAA Airport Security, and Environmental Services. Mr. Van de Ven has worked for Southwest Airlines Co. for more than the past five years.

The press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 - Press Release issued by Southwest Airlines Co. on August 7, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwest Airlines Co.

August 7, 2006	By:	Deborah Ackerman

Name: Deborah Ackerman
Title: Vice President-General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Released issued by Southwest Airlines Co. on August 7, 2006